Exhibit 99.1

TERMINATION OF JOINT FILING AND SOLICITATION AGREEMENT

September 27, 2013

Each of the undersigned is a party to that certain Joint Filing and Solicitation Agreement, dated February 28, 2013 (the “Group Agreement”).  Each of the undersigned hereby agrees that the Group Agreement is terminated effective immediately based upon the announcement by Zoltek Companies, Inc. that it has entered into a definitive merger agreement with a third party.

 [Signature page follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first above written.

QUINPARIO PARTNERS LLC

By:	/s/ Jeffry N. Quinn
	Name:	Jeffry N. Quinn
	Title:	Chief Executive Officer

/s/ Jeffry N. Quinn
JEFFRY N. QUINN, Individually and as Attorney in Fact for Walter Thomas Jagodinski, James P. Heffernan, Edward G. Hotard and Dr. John Rutledge

J. GOLDMAN MASTER FUND, L.P.

By:	J. Goldman & Co., L.P. as Investment Adviser

By:	/s/ Jay G. Goldman
	Name:	Jay G. Goldman
	Title:	President

J. GOLDMAN & CO., L. P.

By:	/s/ Jay G. Goldman
	Name:	Jay G. Goldman
	Title:	President

J. GOLDMAN CAPITAL MANAGEMENT, INC.

By:	/s/ Jay G. Goldman
	Name:	Jay G. Goldman
	Title:	Director

/s/ Jay G. Goldman
JAY G. GOLDMAN

FRONTFOUR CAPITAL GROUP LLC

By:	/s/ Stephen Loukas
	Name:	Stephen Loukas
	Title:	Authorized Signatory

FRONTFOUR MASTER FUND, LTD

By:	FrontFour Capital Group LLC as Investment Manager

By:	/s/ Stephen Loukas
	Name:	Stephen Loukas
	Title:	Authorized Signatory

FRONTFOUR OPPORTUNITY FUND LTD.

By:	FrontFour Capital Corp. as Investment Manager

By:	/s/ Stephen Loukas
	Name:	Stephen Loukas
	Title:	Authorized Signatory

FRONTFOUR CAPITAL CORP.

By:	/s/ Stephen Loukas
	Name:	Stephen Loukas
	Title:	Authorized Signatory

/s/ Stephen Loukas
STEPHEN LOUKAS, Individually and as Attorney in Fact for David A. Lorber and Zachary George

SCOGGIN CAPITAL MANAGEMENT II LLC

By:	Scoggin LLC as Investment Manager

By:	/s/ Craig Effron
	Name:	Craig Effron
	Title:	Member

SCOGGIN INTERNATIONAL FUND LTD.

By:	Scoggin LLC as Investment Manager

By:	/s/ Craig Effron
	Name:	Craig Effron
	Title:	Member

SCOGGIN WORLDWIDE FUND LTD

By:	Old Bellows Partners LP as Investment Manager
By:	Old Bellows Associates LLC as General Partner
By:	/s/ Dev Chodry
	Name:	Dev Chodry
	Title:	Managing Member

SCOGGIN LLC

By:	/s/ Craig Effron
	Name:	Craig Effron
	Title:	Member

OLD BELLOWS PARTNERS LP
By:	Old Bellows Associates LLC as General Partner
By:	/s/ Dev Chodry
	Name:	Dev Chodry
	Title:	Managing Member

OLD BELLOWS ASSOCIATES LLC

By:	/s/ Dev Chodry
	Name:	Dev Chodry
	Title:	Managing Member

/s/ Craig Effron
CRAIG EFFRON

/s/ Curtis Schenker
CURTIS SCHENKER

/s/ Dev Chodry
DEV CHODRY

/s/ Arthur Wrubel
ARTHUR WRUBEL